SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): October 21, 2002

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States     333-59845-01     36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated October 21, 2002.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date October 21, 2002.
		 Principal		   Interest	       Ending Balance
Cede & Co.	$5,254,214.90	$ 349,056.97	$206,024,265.20



B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.   Monthly Statement to Certificateholders dated
October 21, 2002

Statement to Certificateholders (Page 1 of 2)
Distribution Date: 10/21/02
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed 0.698114
Investor Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Investor Certificate Interest Shortfall 0.000000 Managed Amortization Period ? (Yes=1; No=0) 1
Investors Certificate Principal Distributed 10.508430
Principal Distribution Amount 10.470167
Maximum Principal Payment 17.386415
Alternative Principal Payment 10.470167
Principal Collections less Additional Balances 10.470167
Investor Loss Amount Distributed to Investors 0.391260
Accelerated Principal Distribution Amount -0.352996
Credit Enhancement Draw Amount 0.00
Total Amount Distributed to Certificateholders (P & I) 11.206544
B. INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance 194,882,921.33
Ending Investor Certificate Balance 189,628,706.43
Beginning Invested Amount 201,429,376.06
Ending Invested Amount 195,998,662.98
Investor Certificateholder Floating Allocation Percentage 95.2544% Pool Factor 0.3792574
Liquidation Loss Amount for Liquidated Loans 205,376.22 Unreimbursed Liquidation Loss Amount 0.00
C. POOL INFORMATION
Beginning Pool Balance 211,464,724.69
Ending Pool Balance 206,024,265.20
Servicing Fee 88,110.30
D. INVESTOR CERTIFICATE RATE
Investor Certificate Rate 2.080000%
LIBOR Rate 1.820000%
Maximum Rate 4.955995%
E. DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts 89
Trust Balances 2,409,470.91
Delinquent 60-89 days
No. of Accounts 41
Trust Balances 1,234,317.19
Delinquent 90+ days
No. of Accounts 99
Trust Balances 3,855,634.65
Delinquent 9+ Months
No. of Accounts 0
Trust Balances 0
REO
No. of Accounts 0
Trust Balances 0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date: 10/21/02
IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 16th day of October, 2002


		       Bank One, N.A.
		       as Servicer

			/s/ Michael J. Grubb
		       _______________________________________

			 Michael J. Grubb
		       First Vice President

	Distribution List:

	"   Keith Richardson - Bank One, N.A."



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By:	/s/ Keith Richardson
Name:	Keith Richardson
Dated October 21, 2002